UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

SP PLUS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50796	16-1171179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois	60601-7702
(Address of Principal Executive Offices)	(Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	SP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As was previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 5, 2023, by SP Plus Corporation, a Delaware corporation (the “Company”), the Company entered into an Agreement and Plan of Merger, dated as of October 4, 2023 (the “Merger Agreement”), with Metropolis Technologies, Inc., a Delaware corporation (“Parent”), and Schwinger Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company pursuant to the General Corporation Law of the State of Delaware, upon the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), with the Company surviving the Merger as a direct wholly owned subsidiary of Parent.

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2023 and incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Concurrently with the closing of the Merger, the Company entered into (i) a Credit Agreement, dated as of May 16, 2024, with Maranon Capital, L.P., as the administrative agent for the lenders thereunder, certain lenders party thereto, Parent, Metropolis Capital Holdings, LLC, as the ultimate borrower thereunder (the “Borrower”), and the Company and certain other subsidiaries of the Borrower, as guarantors thereunder and (ii) a Credit Agreement, dated as of May 16, 2024, with PNC Bank, National Association, as the administrative agent for the lenders thereunder, certain lenders party thereto, Parent, the Borrower, and the Company and certain other subsidiaries of the Borrower, as guarantors thereunder.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Concurrently with the closing of the Merger, the Company repaid all loans, cash collateralized all letters of credit and terminated all commitments under the Company’s Credit Agreement, dated as of November 30, 2018 (as amended), with Bank of America, N.A., as Administrative Agent, swing-line lender and a letter of credit issuer, certain subsidiaries of the Company, as guarantors, and the lenders party thereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.03, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

In accordance with the terms of the Merger Agreement, on May 16, 2024, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation in the Merger as a direct, wholly owned subsidiary of Parent.

At the Effective Time, each share of common stock of the Company, par value $0.001 per share (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Company Common Stock (i) held by the Company or any of its subsidiaries (including shares held as treasury stock) or held, directly or indirectly, by Parent, Merger Sub or any of their wholly owned subsidiaries (collectively, the “Excluded Shares”), and (ii) held by stockholders who have properly exercised appraisal rights pursuant to Delaware law (the “Dissenting Shares”)) was converted into the right to receive $54.00 in cash, without interest (the “Merger Consideration”).

In addition, at the Effective Time:

•

each award of Company restricted stock units (“Company RSU”) that was outstanding immediately prior to the Effective Time automatically vested in full (or on a pro-rata basis with respect to any Company RSU that was granted after October 4, 2023) and was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the total number of vested shares of Company Common Stock underlying such Company RSU multiplied by (ii) the Merger Consideration; and

•

each award of Company performance stock units (“Company PSU”) that was outstanding immediately prior to the Effective Time was automatically cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Company Common Stock underlying such Company PSU attributable to the percentage of the Company PSUs that vested as of immediately prior to the Effective Time (with vesting determined in accordance with the following sentence) multiplied by (ii) the Merger Consideration, and any Company PSUs that did not so vest were cancelled and terminated for no consideration. Each Company PSU vested based on the attainment of the applicable performance metrics at the actual level of performance through September 30, 2023 (determined by pro-rating the performance metrics to reflect the shortened performance period).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the transactions described in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K, which are incorporated by reference into this Item 3.01, on May 16, 2024, the Company notified The Nasdaq Global Select Market (“Nasdaq”) that the Merger was consummated and requested that Nasdaq halt trading of the Company Common Stock prior to the opening of trading on May 16, 2024. In addition, on May 16, 2024, the Company requested that Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Company Common Stock from Nasdaq and the deregistration of such shares of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Common Stock will no longer be listed on Nasdaq.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the shares of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right of the holders of Company Common Stock (other than Excluded Shares and Dissenting Shares) to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, on May 16, 2024, a change in control of the Company occurred, and the Company is now a direct, wholly owned subsidiary of Parent.

The aggregate Merger Consideration was approximately $1,069,796,106, which was funded through a combination of cash, debt and equity contributions from affiliates of Parent and debt financing consisting of Parent’s new term loans arranged by Maranon Capital, L.P. and Goldman Sachs & Co. LLC, and a draw on Parent’s new revolving credit facility arranged by PNC Bank, National Association.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Directors

In accordance with the Merger Agreement, effective as of, and immediately following, the Effective Time, all of the members of the board of directors of the Company immediately prior to the Effective Time ceased to be directors of the Company. In accordance with the terms of the Merger Agreement, at the Effective Time, the directors of Merger Sub, Alexander Israel and Travis Kell, became directors of the Company (collectively, the “New Directors”). At the time of filing this Current Report on Form 8-K, the committee(s) to which the New Directors will be named, if any, have not yet been determined.

Officers

The officers of the Company immediately prior to the Effective Time continued as officers of the Company following the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

At the Effective Time, the certificate of incorporation and bylaws of the Company were each amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which exhibits are incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On May 16, 2024, a press release announcing the closing of the Merger was issued. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 4, 2023, among SP Plus Corporation, Metropolis Technologies, Inc., and Schwinger Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to SP Plus Corporation’s Current Report on Form 8-K filed with the SEC on October 5, 2023)

3.1	Third Amended and Restated Certificate of Incorporation of SP Plus Corporation

3.2	Fifth Amended and Restated Bylaws of SP Plus Corporation

99.1	Press Release dated May 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION

By:	/s/ Kristopher H. Roy
Name:	Kristopher H. Roy
Title:	Chief Financial Officer

Date: May 16, 2024